Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

On July 3, 2026, the Company exercised its purchase option under the Village Seven Sale and Leaseback and refinanced the related repurchase price with proceeds from the Huarong Lordship Sale and Leaseback.

On July 8, 2026, the Company announced the pricing of the offering of Euro 100 million aggregate principal amount of unsecured bonds (“Bonds”) to investors in Greece (ATHEX: SHIPB1). Settlement took place on July 10, 2026 and the Bonds commenced trading on the Fixed Income Securities Segment of Euronext Athens Holding S.A. on July 13, 2026. The Bonds were issued at par, mature in July 2031, and bear interest at 4.90% per annum, payable semi-annually. The Company expects to use the net proceeds from the offering to finance part of the cost of newbuilding vessels and/or second-hand vessel acquisitions, as well as for general corporate and working capital purposes.

On July 10, 2026, the Company paid a regular quarterly cash dividend of $0.20 per share or $4,334 for the first quarter of 2026, to all shareholders of record as of June 29, 2026 (Note 11).

On July 28, 2026, the Company paid the initial advance for the acquisition of a secondhand Capesize vessel from an unaffiliated third party. The remaining of the purchase price is payable at delivery. The delivery of the vessel is expected to occur between the fourth quarter of 2028 and the second quarter of 2029.

On July 28, 2026, the Company declared a regular quarterly cash dividend of $0.35 per common share for the second quarter of 2026, payable on or about October 9, 2026 to all shareholders of record as of September 25, 2026.

On July 28, 2026, the Company entered into a $56,250 sale and leaseback agreement with an affiliate of Huarong for the purpose of financing the construction cost of the Newbuilding 5 scrubber fitted Capesize vessel. Upon delivery of the vessel from the shipyard, the Company is expected to sell and charter back the vessel on a bareboat basis for a five-year period. Under the agreement, the lessor will provide pre‑delivery financing for certain installments under the shipbuilding contract, with accrued interest payable in arrears on the relevant drawdown amounts. The charterhire principal will amortize in 20 quarterly installments of $640 along with a purchase obligation of $43,450 at the expiry of the bareboat charter. The Company will have continuous options to repurchase the vessel at any time during the bareboat charter period at predetermined prices, as set forth in the agreement, following the first anniversary of the bareboat charter. As of the date of this report, the Company has drawn $7,500 under the facility.